UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 11, 2005
                                                         -----------------





                            HARLEYSVILLE GROUP INC.
          -------------------------------------------------------
             (Exact name of registrant as specified in its charter)



  Delaware                             0-14697               51-0241172
---------------------------           --------               ----------
  (State or other jurisdiction        (Commission           (IRS Employer
                                       File Number)      of incorporation No)

355 Maple Avenue, Harleysville, Pennsylvania                    19438
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 (Address of principal executive offices)                     (Zip Code)


                                 (215) 256-5000
               --------------------------------------------------
               Registrant's telephone number, including area code



                                 Not Applicable
 ----------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act ( 17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13

ITEM 7.01. REGULATION FD DISCLOSURE

     On August 11, 2005, Harleysville Group, Inc. ("Registrant") issued a press release announcing that senior executives are scheduled to participate in meetings with investor groups during the next month. During these meetings, the Registrant will reiterate its current guidance provided during the second quarter earnings conference call. A copy of the press release is attached as
Exhibit 99.1.

     The information in this Current Report on Form 8-k and the exhibit attached hereto shall not be deemed filed for purposes of the Securities Exchange Act of 1934. By furnishing this information on Form 8-K, the Registrant makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits

     Exhibit 99.1 Press release "Harleysville Group to Hold Meetings with Investor Groups" dated August 11, 2005.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           HARLEYSVILLE GROUP INC.
                                           Registrant




August 11, 2005                            /s/Robert A. Kauffman
                                          ----------------------------
                                          Robert A. Kauffman
                                          Senior Vice President, Secretary
                                          & General Counsel






                                  EXHIBIT INDEX
                                 --------------

Exhibit No.             Description

99.1 Press release dated August 11, 2005 of Harleysville Group Inc. (furnished pursuant to Item 7.01 hereof).